Reconciliations of Non-GAAP Financial Measures

June 30, 2021

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2021 OUTLOOK

The table below sets forth our 2021 guidance (per diluted common share):

	Low	High
Net loss	$(0.15)	$(0.13)
Add:
Depreciation and amortization of real estate assets	0.81	0.81
Depreciation and amortization of real estate assets related to unconsolidated joint venture	0.10	0.10
Net loss on sales of real estate	0.02	0.02
Other-than-temporary impairment of unconsolidated joint venture	0.75	0.75
FFO	$1.53	$1.55

Normalizing items	0.03	0.03
Normalized FFO attributable to common stockholders	$1.56	$1.58

FFO attributable to common stockholders	$1.53	$1.55
Stock-based compensation expense	0.04	0.04
Non-cash rental and related revenues	(0.09)	(0.09)
Non-cash interest income	(0.01)	(0.01)
Non-cash interest expense	0.03	0.03
Provision for loan losses and other reserves	0.01	0.01
Other non-cash adjustments related to unconsolidated joint venture	(0.01)	(0.01)
Other non-cash adjustments	0.01	0.01
AFFO	$1.51	$1.53

Normalizing items	0.02	0.02
Normalized AFFO attributable to common stockholders	$1.53	$1.55

Except as otherwise noted above, the foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net (loss) income	$(132,573)	$29,623	$(99,126)	$64,840
Add:
Depreciation and amortization of real estate assets	44,491	44,202	88,866	88,370
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,879	5,549	11,723	11,134
Net loss (gain) on sales of real estate	3,752	(330)	2,439	(113)
Net (gain) loss on sales of real estate related to unconsolidated joint venture	(18)	9,079	15	10,808
Other-than-temporary impairment of unconsolidated joint venture	164,126	—	164,126	—
FFO	$85,657	$88,123	$168,043	$175,039
Write-offs of straight-line rental income receivable and lease intangibles	—	401	—	6,222
Loss on extinguishment of debt	54	392	847	392
(Recovery of) provision for doubtful accounts and loan losses, net	(109)	129	1,916	796
Support payment paid to joint venture manager	2,450	—	2,450	—
Other normalizing items (1)	316	330	704	(1,783)
Normalized FFO	$88,368	$89,375	$173,960	$180,666
FFO	$85,657	$88,123	$168,043	$175,039
Stock-based compensation expense	2,271	2,375	4,559	4,735
Non-cash rental and related revenues	(4,914)	(6,202)	(10,627)	(6,567)
Non-cash interest income	(502)	(574)	(914)	(1,135)
Non-cash interest expense	1,749	2,225	3,645	4,458
Non-cash portion of loss on extinguishment of debt	54	392	847	392
(Recovery of) provision for loan losses and other reserves	(109)	129	1,916	796
Other non-cash adjustments related to unconsolidated joint venture	(618)	404	(1,214)	943
Other non-cash adjustments	361	402	533	455
AFFO	$83,949	$87,274	$166,788	$179,116
Support payment paid to joint venture manager	2,450	—	2,450	—
Other normalizing items (1)	237	309	558	(1,826)
Normalized AFFO	$86,636	$87,583	$169,796	$177,290
Amounts per diluted common share:
Net (loss) income	$(0.61)	$0.14	$(0.46)	$0.31
FFO	$0.39	$0.43	$0.78	$0.85
Normalized FFO	$0.41	$0.43	$0.81	$0.88
AFFO	$0.39	$0.42	$0.77	$0.87
Normalized AFFO	$0.40	$0.42	$0.79	$0.86
Weighted average number of common shares outstanding, diluted:
Net (loss) income	216,264,207	206,219,162	213,870,329	206,194,282
FFO and Normalized FFO	217,462,704	206,219,162	215,015,226	206,194,282
AFFO and Normalized AFFO	217,946,731	207,003,252	215,550,317	206,933,563

(1)     FFO and AFFO for the six months ended June 30, 2021 and 2020 include $0.2 million and $2.1 million, respectively, earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	June 30, 2021	December 31, 2020
Net (loss) income	$(25,550)	$138,417
Interest	98,141	100,424
Income tax expense	457	710
Depreciation and amortization	177,233	176,737
EBITDA	$250,281	$416,288
Loss from unconsolidated joint venture	11,469	16,599
Other-than-temporary impairment of unconsolidated joint venture	164,126	—
Distributions from unconsolidated joint venture	5,712	12,795
Stock-based compensation expense	7,731	7,907
Merger and acquisition costs	390	483
CCP transition costs	16	91
Provision for loan losses and other reserves	2,975	1,855
Impairment of real estate	4,003	4,003
Loss on extinguishment of debt	986	531
Other income	710	(2,433)
Lease termination income	(300)	(300)
Net gain on sales of real estate	(309)	(2,861)
Adjusted EBITDA (1)	$447,790	$454,958
Annualizing adjustments (2)	16,368	21,530
Annualized Adjusted EBITDA (3)	$464,158	$476,488

	June 30, 2021	December 31, 2020
Secured debt	$79,200	$80,199
Revolving credit facility	—	—
Term loans	945,837	1,053,100
Senior unsecured notes	1,250,000	1,250,000
Consolidated Debt	2,275,037	2,383,299
Cash and cash equivalents	(69,347)	(59,076)
Net Debt	$2,205,690	$2,324,223

	June 30, 2021	December 31, 2020
Net Debt	$2,205,690	$2,324,223
Annualized Adjusted EBITDA	$464,158	$476,488
Net Debt to Adjusted EBITDA	4.75x	4.88x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cash rental income	$101,069	$101,052	$203,984	$201,959
Straight-line rental income	3,646	4,592	7,723	9,451
Straight-line rental income receivable write-offs	—	(412)	—	(3,341)
Above/below market lease amortization	1,268	2,023	2,904	3,627
Above/below market lease intangible write-offs	—	—	—	(3,169)
Operating expense recoveries	4,800	5,472	9,555	10,712
Rental and related revenues	$110,783	$112,727	$224,166	$219,239

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues
(in thousands)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Revenues:
Resident fees and services	$39,118	$36,231	$38,505	$39,850	$39,329
Resident fees and services not included in same store	(2,316)	(395)	—	—	—
Same store resident fees and services	$36,802	$35,836	$38,505	$39,850	$39,329

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$47,612	$7,639	$1,810	$9,449	$10,002	$3,031	$(169,789)	$(32,878)	$(132,573)
Adjustments:
Depreciation and amortization	26,363	5,322	8,407	13,729	4,382	—	—	17	44,491
Interest	299	412	—	412	—	—	—	23,559	24,270
General and administrative	—	—	—	—	—	—	—	8,811	8,811
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(109)	(109)
Loss on extinguishment of debt	—	—	—	—	—	—	—	54	54
Other expense	—	—	—	—	—	—	—	24	24
Net loss on sales of real estate	3,752	—	—	—	—	—	—	—	3,752
Loss from unconsolidated JV	—	—	—	—	—	—	169,789	—	169,789
Income tax expense	—	—	—	—	—	—	—	522	522
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	2,318	—	2,318

Net Operating Income	$78,026	$13,373	$10,217	$23,590	$14,384	$3,031	$2,318	$—	$121,349

Non-cash revenue and expense adjustments	(3,639)	(812)	—	(812)	(438)	(502)	—	—	(5,391)

Cash Net Operating Income	$74,387	$12,561	$10,217	$22,778	$13,946	$2,529	$2,318	$—	$115,958

Cash Net Operating Income not included in same store	(87)	—	(855)	(855)	(35)

Same store Cash Net Operating Income	$74,300	$12,561	$9,362	$21,923	$13,911

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.5 million of Grant Income and $0.4 million of COVID-19 Pandemic Expenses.

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$54,883	$7,683	$(584)	$7,099	$9,606	$2,941	$(5,010)	$(36,072)	$33,447
Adjustments:
Depreciation and amortization	26,618	5,318	7,680	12,998	4,741	—	—	18	44,375
Interest	302	410	—	410	—	—	—	23,731	24,443
General and administrative	—	—	—	—	—	—	—	8,938	8,938
Provision for loan losses and other reserves	—	—	—	—	—	—	—	2,025	2,025
Loss on extinguishment of debt	—	—	—	—	—	—	—	793	793
Other income	—	—	—	—	—	—	—	(133)	(133)
Net gain on sales of real estate	(1,313)	—	—	—	—	—	—	—	(1,313)
Loss from unconsolidated JV	—	—	—	—	—	—	5,010	—	5,010
Income tax expense	—	—	—	—	—	—	—	700	700
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	3,055	—	3,055

Net Operating Income	$80,490	$13,411	$7,096	$20,507	$14,347	$2,941	$3,055	$—	$121,340

Non-cash revenue and expense adjustments	(4,295)	(870)	—	(870)	(521)	(412)	—	—	(6,098)
Foreign exchange rate adjustment	—	—	47	47	—	—	—	—	47

Cash Net Operating Income	$76,195	$12,541	$7,143	$19,684	$13,826	$2,529	$3,055	$—	$115,289

Cash Net Operating Income not included in same store	(314)	—	(158)	(158)	(78)

Same store Cash Net Operating Income	$75,881	$12,541	$6,985	$19,526	$13,748

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.9 million of COVID-19 Pandemic Expenses.

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$52,347	$6,267	$2,292	$8,559	$9,199	$3,184	$(3,562)	$(32,610)	$37,117
Adjustments:
Depreciation and amortization	26,408	5,345	7,858	13,203	4,529	—	—	18	44,158
Interest	304	409	—	409	—	—	—	23,811	24,524
General and administrative	—	—	—	—	—	—	—	8,105	8,105
Provision for loan losses and other reserves	—	—	—	—	—	—	—	1,149	1,149
Impairment of real estate	—	849	—	849	—	—	—	—	849
Other expense	—	—	—	—	—	—	—	154	154
Net gain on sales of real estate	(33)	—	—	—	—	—	—	—	(33)
Loss from unconsolidated JV	—	—	—	—	—	—	3,562	—	3,562
Income tax benefit	—	—	—	—	—	—	—	(627)	(627)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	5,054	—	5,054

Net Operating Income	$79,026	$12,870	$10,150	$23,020	$13,728	$3,184	$5,054	$—	$124,012

Non-cash revenue and expense adjustments	(4,455)	(904)	—	(904)	(411)	(607)	—	—	(6,377)
Foreign exchange rate adjustment	—	—	85	85	—	—	—	—	85

Cash Net Operating Income	$74,571	$11,966	$10,235	$22,201	$13,317	$2,577	$5,054	$—	$117,720

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$10,235

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.6 million of Grant Income and $1.0 million of COVID-19 Pandemic Expenses.

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$44,845	$2,777	$3,708	$6,485	$10,179	$3,299	$2,766	$(31,114)	$36,460
Adjustments:
Depreciation and amortization	26,452	5,328	7,888	13,216	4,524	—	—	17	44,209
Interest	399	420	—	420	—	—	—	24,085	24,904
General and administrative	—	—	—	—	—	—	—	7,216	7,216
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(90)	(90)
Impairment of real estate	551	2,603	—	2,603	—	—	—	—	3,154
Loss on extinguishment of debt	—	—	—	—	—	—	—	139	139
Other income	—	—	—	—	—	—	—	(115)	(115)
Net gain on sales of real estate	(2,715)	—	—	—	—	—	—	—	(2,715)
Income from unconsolidated JV	—	—	—	—	—	—	(2,766)	—	(2,766)
Income tax benefit	—	—	—	—	—	—	—	(138)	(138)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	9,034	—	9,034

Net Operating Income	$69,532	$11,128	$11,596	$22,724	$14,703	$3,299	$9,034	$—	$119,292

Non-cash revenue and expense adjustments	8,515	847	—	847	(1,426)	(608)	—	—	7,328
Foreign exchange rate adjustment	—	—	111	111	—	—	—	—	111

Cash Net Operating Income	$78,047	$11,975	$11,707	$23,682	$13,277	$2,691	$9,034	$—	$126,731

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$11,707

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $1.2 million of Grant Income and $1.2 million of COVID-19 Pandemic Expenses.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$52,793	$7,673	$2,841	$10,514	$9,940	$2,606	$(12,136)	$(34,094)	$29,623
Adjustments:
Depreciation and amortization	26,598	5,412	7,773	13,185	4,403	—	—	16	44,202
Interest	488	419	—	419	—	—	—	24,385	25,292
General and administrative	—	—	—	—	—	—	—	8,673	8,673
Provision for loan losses and other reserves	—	—	—	—	—	—	—	129	129
Loss on extinguishment of debt	—	—	—	—	—	—	—	392	392
Other expense	—	—	—	—	—	—	—	66	66
Net gain on sales of real estate	(330)	—	—	—	—	—	—	—	(330)
Loss from unconsolidated JV	—	—	—	—	—	—	12,136	—	12,136
Income tax expense	—	—	—	—	—	—	—	433	433
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	6,305	—	6,305

Net Operating Income	$79,549	$13,504	$10,614	$24,118	$14,343	$2,606	$6,305	$—	$126,921

Non-cash revenue and expense adjustments	(4,538)	(458)	—	(458)	(1,179)	(574)	—	—	(6,749)
Foreign exchange rate adjustment	—	—	175	175	—	—	—	—	175

Cash Net Operating Income	$75,011	$13,046	$10,789	$23,835	$13,164	$2,032	$6,305	$—	$120,347

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$10,789

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $1.7 million of COVID-19 Pandemic Expenses.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Six Months Ended June 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$102,495	$15,322	$1,226	$16,548	$19,608	$5,972	$(174,799)	$(68,950)	$(99,126)
Adjustments:
Depreciation and amortization	52,981	10,640	16,087	26,727	9,123	—	—	35	88,866
Interest	601	822	—	822	—	—	—	47,290	48,713
General and administrative	—	—	—	—	—	—	—	17,749	17,749
Provision for loan losses and other reserves	—	—	—	—	—	—	—	1,916	1,916
Loss on extinguishment of debt	—	—	—	—	—	—	—	847	847
Other income	—	—	—	—	—	—	—	(109)	(109)
Net loss on sales of real estate	2,439	—	—	—	—	—	—	—	2,439
Loss from unconsolidated JV	—	—	—	—	—	—	174,799	—	174,799
Income tax expense	—	—	—	—	—	—	—	1,222	1,222
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	5,373	—	5,373

Net Operating Income	$158,516	$26,784	$17,313	$44,097	$28,731	$5,972	$5,373	$—	$242,689

Non-cash revenue and expense adjustments	(7,934)	(1,682)	—	(1,682)	(959)	(914)	—	—	(11,489)

Cash Net Operating Income	$150,582	$25,102	$17,313	$42,415	$27,772	$5,058	$5,373	$—	$231,200

Annualizing adjustments (2)	172,930	26,051	23,492	49,543	28,268	5,337	(5,373)	—	250,705

Annualized Cash Net Operating Income	$323,512	$51,153	$40,805	$91,958	$56,040	$10,395	$—	$—	$481,905

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $1.3 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries) and the Enlivant Joint Venture Cash NOI.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Six Months Ended June 30, 2021
	Private Payors (1)	Non-Private Payors	Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$47,373	$91,278	$5,972	$(174,799)	$(68,950)	$(99,126)
Adjustments:
Depreciation and amortization	42,295	46,536	—	—	35	88,866
Interest	887	536	—	—	47,290	48,713
General and administrative	—	—	—	—	17,749	17,749
Provision for loan losses and other reserves	—	—	—	—	1,916	1,916
Loss on extinguishment of debt	—	—	—	—	847	847
Other income	—	—	—	—	(109)	(109)
Net loss on sales of real estate	1,385	1,054	—	—	—	2,439
Loss from unconsolidated JV	—	—	—	174,799	—	174,799
Income tax expense	—	—	—	—	1,222	1,222
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	5,373	—	5,373

Net Operating Income	$91,940	$139,404	$5,972	$5,373	$—	$242,689

Non-cash revenue and expense adjustments	(4,189)	(6,386)	(914)	—	—	(11,489)

Cash Net Operating Income	$87,751	$133,018	$5,058	$5,373	$—	$231,200

Annualizing adjustments (2)	97,892	152,849	5,337	(5,373)	—	250,705

Annualized Cash Net Operating Income	$185,643	$285,867	$10,395	$—	$—	$481,905

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $1.3 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries) and the Enlivant Joint Venture Cash NOI.

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Six Months Ended June 30, 2021
	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Genesis Healthcare, Inc.	Holiday AL Holdings LP	Healthmark Group	The McGuire Group	CommuniCare	All Other Relationships (1)	Corporate	Total
Net income (loss)	$16,981	$14,719	$11,738	$3,618	$11,949	$9,771	$406	$4,665	$6,909	$5,445	$(116,377)	$(68,950)	$(99,126)
Adjustments:
Depreciation and amortization	6,094	5,607	7,140	5,427	5,084	592	9,653	2,400	3,563	2,258	41,013	35	88,866
Interest	—	—	—	—	—	681	—	—	—	—	742	47,290	48,713
General and administrative	—	—	—	—	—	—	—	—	—	—	—	17,749	17,749
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	1,916	1,916
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	847	847
Other income	—	—	—	—	—	—	—	—	—	—	—	(109)	(109)
Net loss on sales of real estate	—	—	—	—	—	—	—	1,594	—	—	845	—	2,439
Loss from unconsolidated JV	—	—	—	—	—	—	—	—	—	—	174,799	—	174,799
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,222	1,222
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	—	—	—	—	5,373	—	5,373

Net Operating Income	$23,075	$20,326	$18,878	$9,045	$17,033	$11,044	$10,059	$8,659	$10,472	$7,703	$106,395	$—	$242,689

Non-cash revenue and expense adjustments	(1,248)	(1,244)	4	280	(155)	—	—	2	(2,439)	117	(6,806)	—	(11,489)

Cash Net Operating Income	$21,827	$19,082	$18,882	$9,325	$16,878	$11,044	$10,059	$8,661	$8,033	$7,820	$99,589	$—	$231,200

Annualizing adjustments (2)	22,824	19,082	19,099	27,082	17,314	11,044	10,279	8,650	8,085	8,106	99,140	—	250,705

Annualized Cash Net Operating Income	$44,651	$38,164	$37,981	$36,407	$34,192	$22,088	$20,338	$17,311	$16,118	$15,926	$198,729	$—	$481,905

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $1.3 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries) and the Enlivant Joint Venture Cash NOI.

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding COVID-19 Pandemic Expenses, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries, additional rents or Grant Income and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
COVID-19 Pandemic Expenses. COVID-19 Pandemic Expenses consist primarily of (i) personal protective equipment (“PPE”) costs, (ii) incremental labor costs (including bonuses, hero pay and additional labor needed to implement new health and safety protocols) and (iii) incremental supply costs required to implement new health and safety protocols (e.g., disposable food containers and stronger disinfectants), in each case incurred by communities in our Senior Housing - Managed portfolio specifically as a result of the COVID-19 pandemic.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Grant Income. Grant Income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing.

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